STATEMENTS OF FINANCIAL CONDITION (USD $)	Dec. 31, 2013	Dec. 31, 2012
ASSETS:
Cash	$ 350,292	$ 347,871
Investments in Portfolio Funds (cost $62,812,712 for 2013 and $99,498,961 for 2012)	70,557,639	118,389,845
Due from Portfolio Funds	7,439,324	4,494,805
TOTAL ASSETS	78,347,255	123,232,521
LIABILITIES:
Wrap fee payable	261,156	410,773
Redemptions payable	7,178,171	4,083,733
Total liabilities	7,439,327	4,494,506
PARTNERS' CAPITAL:
General Partner (9 Units and 9 Units)	1,416	1,517
Limited Partners (450,741 Units and 704,577 Units)	70,906,512	118,736,498
Total partners' capital	70,907,928	118,738,015
TOTAL LIABILITIES AND PARTNERS' CAPITAL:	$ 78,347,255	$ 123,232,521
NET ASSET VALUE PER UNIT
Net asset value per unit (Based on 450,750 and 704,586 Units outstanding, unlimited Units authorized)	$ 157.3110	$ 168.5217